UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-21652
 Fiduciary/Claymore MLP Opportunity Fund
 (Exact name of registrant as specified in charter)
227 West Monroe Street, Chicago, IL 60606
 (Address of principal executive offices) (Zip code)
Amy J. Lee
227 West Monroe Street, Chicago, IL 60606
  (Name and address of agent for service)

Registrant's telephone number, including area code:     (312) 827-0100
Date of fiscal year end:  November 30
Date of reporting period: December 1, 2015 - November 30, 2016

Item 1.  Reports to Stockholders.
The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GuggenheimInvestments.com	CEF-FMO-AR-1116

GUGGENHEIMINVESTMENTS.COM/FMO
...YOUR PATH TO THE LATEST, MOST UP-TO-DATE
INFORMATION ABOUT THE FIDUCIARY/CLAYMORE MLP
OPPORTUNITY FUND
The shareholder report you are reading right now is just the beginning of the story.
Online at guggenheiminvestments.com/fmo, you will find:
•	Daily, weekly and monthly data on share prices, distributions, dividends and more
•	Portfolio overviews and performance analyses
•	Announcements, press releases and special notices
•	Fund and adviser contact information
Advisory Research, Inc. and Guggenheim Funds Investment Advisors, LLC are constantly updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

(Unaudited)	November 30, 2016

DEAR SHAREHOLDER
We thank you for your investment in the Fiduciary/Claymore MLP Opportunity Fund (the “Fund”). This report covers the Fund’s performance for the annual fiscal period ended November 30, 2016.
The Fund’s investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The total return sought by the Fund includes appreciation in the net asset value of the Fund’s common shares and all distributions made by the Fund to its common shareholders, regardless of the tax characterization of such distributions. Under normal market conditions, the Fund invests at least 80% of its managed assets in master limited partnerships (“MLPs”) and affiliates of MLPs that own primary interests in an MLP.
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the twelve-month period ended November 30, 2016, the Fund provided a total return based on market price of 22.79% and a total return based on NAV of 6.32%. Past performance is not a guarantee of future results.
The closing price of the Fund’s shares as of November 30, 2016, was $14.82, representing a 0.41% premium to the NAV of $14.76. The closing price of the Fund’s shares as of November 30, 2015, was $13.76, representing a discount of 12.58% to the NAV of $15.74. The market value of the shares of closed-end funds fluctuates from time to time, and a fund’s market value may be higher or lower than its net asset value. The NAV return includes the deduction of management fees, operating expenses, and all other Fund expenses. Please see Note 2(c) on page 24 for more information on distributions for the period.
The Fund paid quarterly distributions per common share of $0.4308 in February 2016, $0.4308 in May 2016, $0.4308 in August 2016 and $0.4308 in November 2016. The latest distribution represents an annualized distribution rate of 11.63% based on the Fund’s closing market price of $14.82 on November 30, 2016.
Guggenheim Funds Investment Advisors, LLC (“GFIA”) serves as the investment adviser to the Fund. GFIA is a subsidiary of Guggenheim Partners, LLC, a global diversified financial services firm with more than $250 billion in assets under supervision as of September 30, 2016.
Advisory Research, Inc. (“ARI”) is the Sub-Adviser of the Fund (“Sub-Adviser”) and a wholly-owned subsidiary of Piper Jaffray Companies.
Under the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), a shareholder whose Common Shares are registered in his or her own name will have all distributions reinvested automatically unless the shareholder elects to receive cash. Distributions with respect to Common Shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional Common Shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. The Plan is described in detail on page 38 of this report. When shares trade at a discount to NAV, the Plan takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT l 3

(Unaudited) continued	November 30, 2016

premium above NAV, the Plan reinvests participants’ dividends in newly-issued common shares at the greater of NAV per share or 95% of the market price per share. The Plan provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time.
To learn more about the Fund’s performance and investment strategy, we encourage you to read the Questions & Answers section of this report, which begins on page 5 of this report. You’ll find information on ARI’s investment philosophy, its views on the economy and market environment, and detailed information about the factors that impacted the Fund’s performance.
We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at guggenheiminvestments.com/fmo.
Sincerely,

Donald C. Cacciapaglia
President and Chief Executive Officer
Fiduciary/Claymore MLP Opportunity Fund
December 31, 2016

4 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited)	November 30, 2016

The Fiduciary/Claymore MLP Opportunity Fund (the “Fund”) is managed by Advisory Research, Inc. (“ARI”), a wholly owned subsidiary of Piper Jaffray Companies. In the following interview, Portfolio Managers James J. Cunnane, Jr., CFA, and Quinn T. Kiley discuss the Fund’s performance for the annual fiscal period ended November 30, 2016.
Describe the Fund’s objective and investment strategy.
The Fund’s investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The total return sought by the Fund includes appreciation in the net asset value (“NAV”) of the Fund’s common shares and all distributions made by the Fund to its common shareholders, regardless of the tax characterization of such distributions. The Fund has been structured to seek to provide an efficient vehicle through which its shareholders may invest in a portfolio of primarily publicly traded securities of master limited partnerships (“MLPs”) and related entities. MLPs combine the tax benefits of limited partnerships with the liquidity of publicly traded securities.
The Fund anticipates that a significant portion of the distributions received by the Fund from the MLPs in which it invests will consist of return of capital. If this expectation is not realized, the Fund will have a larger corporate income tax expense sooner than expected, which will result in less cash available to distribute to common shareholders. Moreover, although MLP distributions that are treated as returns of capital are generally not taxable to the Fund to that extent, returns of capital reduce the Fund’s tax basis in its investments, resulting in potential increased gains (or decreased losses) upon dispositions of the investments. While the Fund will generally seek to maximize the portion of the Fund’s distribution to common shareholders that will consist of return of capital, no assurance can be given in this regard.
Under normal market conditions, the Fund invests at least 80% of its managed assets in MLPs and affiliates of MLPs that own primary interests in an MLP (collectively “MLP entities”) and at least 65% in equity securities of MLP entities. A substantial portion of the MLP entities in which the Fund invests are engaged primarily in the energy, natural resources and real estate sectors of the economy. The Fund may invest up to 40% of its managed assets in unregistered or otherwise restricted securities, including up to 20% of its managed assets in securities issued by non-public companies. The Fund may invest a total of up to 25% of its managed assets in debt securities of MLP entities and non-MLP entity issuers, including securities rated below investment grade. The Fund may also invest in common stock of large capitalization companies, including companies engaged primarily in such sectors. To seek to generate current gains, the Fund may employ an option strategy of writing (selling) covered call options on common stocks held in the Fund’s portfolio.
The Fund is authorized to implement hedging strategies. ARI, on behalf of the Fund, may determine from time to time whether and when to implement hedging strategies. In particular, ARI may seek to protect the Fund against significant drops in market prices of MLPs when valuation models indicate

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2016

that the MLP asset class may be overvalued, after considering the cost of hedging. In such circumstances, the Fund may implement hedging techniques such as purchasing put options on a portion of its portfolio. This strategy may enable the Fund to participate in potential price appreciation while providing some protection against falling prices, although it will also cause the Fund to incur the expense of acquiring the put options. There were no hedging strategies in place as of November 30, 2016.
How would you describe the master limited partnership market over the twelve-month period ended November 30, 2016?
For the twelve months ended November 30, 2016, MLPs, as measured by the Alerian MLP Index (the “Index”), returned 9.28%, compared with a return of 8.06% for the Standard & Poor’s (“S&P”) 500 Index, which is generally regarded as a good indicator of the broad U.S. stock market.
The 2016 fiscal year began with a plummeting energy market and ended with potentially positive news on a political and global macroeconomic front. Domestic election results appear positive for energy infrastructure, and the OPEC announcement that they will cut production in 2017 is supportive of crude oil prices. Both of these events could fuel the second phase of the recovery in the energy industry. As the pendulum has swung from irrationally negative to modestly positive for energy investor sentiment, we have seen corroborating data by way of fund flows. In the downturn, and through the bottom of the market, there were significant outflows from the MLP asset class. We saw this in closed-end funds through delevering, including this Fund, ETF/ETN redemptions, and redemptions among the open-end fund cohort, the latter of which has become ever-increasingly important. Despite the recent volatile performance from this group of funds, inflows commenced shortly after the bottom and remained positive for the balance of the year. Institutional flows in the asset class have been muted. We have witnessed rebalancing, some exits and some additions; but very little search activity for new allocations. Given the strong rebound, and improved outlook for energy overall, we expect flows to continue to improve into 2017, which is a good back drop for MLP investors.
How did the Fund perform in this market environment?
All Fund returns cited—whether based on NAV or market price—assume the reinvestment of all distributions. For the twelve-month period ended November 30, 2016, the Fund provided a total return based on market price of 22.79% and a total return based on NAV of 6.32%. Past performance is not a guarantee of future results.
The closing price of the Fund’s shares as of November 30, 2016, was $14.82, representing a 0.41% premium to the NAV of $14.76. On November 30, 2015, the Fund’s closing market price was $13.76, which represented a discount of 12.58% to the NAV of $15.74. The market value of the shares of closed-end funds fluctuates from time to time, and a fund’s market value may be higher or lower than

6 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2016

its net asset value. The NAV return includes the deduction of management fees, operating expenses, and all other Fund expenses.
It is important to remember that the Fund is a taxable entity—meaning it recognizes either a deferred tax liability on realized and unrealized portfolio gains or a deferred tax benefit on realized and unrealized portfolio losses. This accounting treatment of the tax impact of gains and losses in the portfolio is intended to ensure that the Fund’s NAV reflects the net after-tax value of the Fund’s portfolio. As of November 30, 2016, the Fund’s NAV included a net deferred tax liability of $99.9 million, or $2.97 per share.
Please tell us about the Fund’s distributions.
The Fund paid quarterly distributions per common share of $0.4308 in February 2016, $0.4308 in May 2016, $0.4308 in August 2016 and $0.4308 in November 2016. This level of quarterly distribution is the same as the distribution from one year ago.
The latest distribution represents an annualized distribution rate of 11.63% based on the Fund’s closing market price of $14.82 on November 30, 2016. As of November 30, 2016, the Fund had distributed $17.39731 per common share to its shareholders since the Fund’s inception in 2004. Approximately $9.97043 per common share or 57% of these distributions were considered non-dividend distributions, also known as return of capital, and $7.42688 per common share or 43% of these distributions were considered ordinary dividends for U.S. federal income tax purposes. For the year ended November 30, 2016, 100% of the distributions were considered return of capital for federal income tax purposes.
The Fund, ARI and Guggenheim Funds Investment Advisors, LLC do not provide tax advice. Investors should consult their tax advisor for further information.
How was the Fund’s portfolio positioned during the twelve-month period ended November 30, 2016, and what has that meant for performance?
The Fund was fully invested, levered, and unhedged in a period of positive but volatile absolute returns. Reducing leverage during the bottom of the bear market at the beginning of the year drove the majority of our trading during the period. These trades resulted in a higher yielding, lower growth portfolio. This positioning proved beneficial to the Fund’s NAV performance as higher yielding MLPs outperformed higher growth, lower yielding MLPs during the year. Due to the large size of the Fund, risk is partly managed by diversifying its holdings across market capitalization. The diversification was not additive during the period as the smaller MLPs owned by the Fund underperformed during periods of distress in the MLP markets.

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2016

The Fund’s portfolio performance, prior to the impact of leverage and taxes, outperformed the Index for the 12 months ended November 30, 2016. The Fund continues to be invested primarily in midstream energy infrastructure, which includes various subsectors such as those related to moving crude oil and natural gas from the wellhead to the refineries and processors and then to market. These midstream businesses constitute about 92% of both the Index and the Fund’s holdings.
The Fund participated in one initial public offering of an MLP for the 12 month period ended November 30, 2016. Notably this was the first and only MLP IPO coming out of the energy crisis.
What were some of the leading contributors to and detractors from performance?
The twelve month period ended November 30, 2016, included MLPs nose-diving to market lows in sympathy with crude oil prices and a significant recovery coming off those lows. Although MLP security prices remain well below their highs, the Index rebounded almost 58% from the February bottom. The Fund’s portfolio fared better than the Index as many of the higher yielding holdings performed well, as mentioned above. The contributors and detractors to the Fund’s performance were similar to the first six months of the year. A general overweight in higher yielding securities was the largest contributor to relative outperformance. Despite an underweight position in higher growth names, which underperformed, security selection in the group was poor and detracted from relative performance. From a sector perspective, avoiding Upstream MLPs, which have direct commodity price exposure, was a positive as these names have not recovered on pace with the rest of the energy sector. Surprisingly, coal MLPs were the best performing sector during the period and the Fund’s limited exposure to this sector constrained any benefits to the Fund.
The Fund has generally avoided the lowest quality MLPs. These low quality MLPs, many of which are commodity price sensitive, remain in negative territory as of November 30, 2016. While this has been an area of strength for the Fund, as the recovery continues low quality MLPs may outperform and the Fund may not participate fully in that rally due to our positioning.
How did the Fund’s leverage strategy affect performance?
The purpose of leverage (borrowing) is to fund the purchase of additional securities that provide increased distributions and potentially greater appreciation to common shareholders than could be achieved from an unlevered portfolio. Of course, leverage results in greater NAV volatility and may entail more downside risk than an unlevered portfolio. As of November 30, 2016, the Fund’s leverage of $183 million was approximately 26.9% of managed assets, which represented an asset coverage ratio of 371%, which is above the 300% required by the Investment Company Act of 1940, as amended. The process of delevering into the bottom of a bear market had a negative impact on levered performance of the Fund. As the recovery continues we expect leverage to be additive to performance, in large part recovering these past losses.

8 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2016

What is the current outlook for the MLP market?
The fundamental outlook for MLPs continues to incrementally improve while investor concerns start to shift away from commodity prices and towards the future path of interest rates. When describing the characteristics of an MLP, we often describe them as high-yielding equity securities that are in the energy business. Due to this unique set of attributes, over shorter periods, MLP prices tend to correlate to commodity prices, equity markets, and interest rate levels at different times in a market cycle. As evidenced by recent moves in more interest rate sensitive assets such as utilities, REITS, and corporate bonds, the market focus towards interest rates has already begun. On average we believe that the MLP group will seek to provide investors with a highly certain distribution that will grow at a low to mid-single digit rate. We expect this transition to more secure and lower growth distributions will continue to become more apparent in 2017. We note that MLPs have typically outperformed other yield-oriented securities during periods of rising interest rates. We attribute this to the growth component of their total return, and the fact that rising rates often result from economic growth, which is a key driver of MLP fundamentals.
MLP valuations appear attractive on a relative basis to other yield-oriented securities. Given their above average yield spread to Treasuries and corporate bonds, MLPs should be somewhat defensive in a rising rate environment but may exhibit short-term sensitivity to interest rates. It is worth noting two additional points: 1) the median MLP appears to be trading near fair value compared to its own history; and 2) at November 30, 2016, the Alerian MLP Index (“Index”) remains 34% below its peak valuations. These valuation observations reinforce our cautiously optimistic outlook for MLP investing.
As we enter a new year, all eyes will be on political and regulatory turmoil. Unlike past presidential election years where the results eliminated uncertainty, these elections results may have served to highlight it. The results are clear from a wins and losses standpoint, but the regulatory and policy outcomes are less certain. We are cautiously optimistic that the new administration and Congress will create an environment that is more favorable towards energy infrastructure. However, we are cognizant of the fact that a vocal portion of the population is adamantly against energy infrastructure development. Our current view is that the regulatory environment at least doesn’t get worse and may improve, and that the political environment likely stays the same. There is uncertainty about type, timing, and magnitude of tax reform. This will likely cause occasional volatility for energy and MLP securities. It is important to note that the Fund has elected to be treated as a C corporation from a tax perspective. Any change to the corporate tax rate will likely impact net asset value (NAV) and how portfolio performance flows through to NAV in the future. On the infrastructure build-out front, the President-elect seems to favor a private-public partnership approach; it occurs to us that MLPs are a result of this type of thinking that were enacted in changes to the tax code in 1986-7. Importantly, we have highlighted in the past that the threat to MLPs on the tax front was broad tax reform, which appears to be in play in the coming years. While we cannot know the outcome today, it is worth watching the developments of these negotiations. As headline watchers will know, the Obama

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT l 9

QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2016

Administration has delayed the completion on two major pipeline projects in recent years. We expect that despite continued protest, a Trump administration will approve completion of both the Keystone XL and Dakota Access pipeline projects. Any variance from this outcome would be outside investor expectations.
Index Definitions:
Indices are unmanaged and it is not possible to invest directly in an index.
The Alerian MLP Index is a composite of the 50 most prominent energy Master Limited Partnerships (MLPs) and is calculated by Alerian using a float-adjusted, capitalization-weighted methodology.
S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Risks and Other Considerations
Investing involves risk, including the possible loss of principal and fluctuation of value.
The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are expressed for informational purposes only and are subject to change at any time, based on market and other conditions, and may not come to pass. These views may differ from views of other investment professionals at Guggenheim and should not be construed as research, investment advice or a recommendation of any kind regarding the fund or any issuer or security, do not constitute a solicitation to buy or sell any security and should not be considered specific legal, investment or tax advice. The information provided does not take into account the specific objectives, financial situation or particular needs of any specific investor.
The views expressed in this report may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass. Actual results or events may differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates.
There can be no assurance that the Fund will achieve its investment objectives or that any investment strategies or techniques discussed herein will be effective. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.
Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown.
Please see guggenheiminvestments.com/fmo for a detailed discussion of the Fund’s risks and other considerations.

10 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT

FUND SUMMARY (Unaudited)	November 30, 2016

Fund Statistics
Share Price	$14.82
Net Asset Value (NAV)	$14.76
Premium to NAV	0.41%
Net Assets ($000)	$496,831

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED NOVEMBER 30, 2016
					Since
	One	Three	Five	Ten	Inception
	Year	Year	Year	Year	(12/28/04)
Fiduciary/Claymore MLP
Opportunity Fund
NAV	6.32%	-7.71%	1.99%	3.77%	5.50%
Market	22.79%	-7.91%	0.71%	4.07%	5.15%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. NAV performance data quoted reflects the total net expense ratio, which includes net operating expenses, interest expense and current and deferred tax expense/(benefit). For the most recent month-end performance figures, please visit guggenheiminvestments.com/fmo. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT l 11

FUND SUMMARY (Unaudited) continued	November 30, 2016

Portfolio Breakdown	% of Net Assets
Diversified Infrastructure	42.6%
Midstream Oil	39.7%
Midstream Natural Gas	31.3%
Gathering & Processing	24.0%
Marine Transportation	9.9%
Natural Gas Pipelines & Storage	6.7%
Other Energy Infrastructure	1.7%
Total Long Term Investments	155.9%
Short Term Investments	1.7%
Total Investments	157.6%
Other Assets & Liabilities, net	-57.6%
Net Assets	100.0%

Portfolio breakdown is subject to change daily. For more information, please visit guggenheiminvestments.com/fmo. The above summary is provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

12 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT

FUND SUMMARY (Unaudited) continued	November 30, 2016

All or a portion of the above distributions may be characterized as a return of capital. For the year ended November 30, 2016, 100% of the distributions were characterized as return of capital. The final determination of the tax character of the distributions paid by the Fund in 2016 will be reported to shareholders in January 2017.

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT l 13

SCHEDULE OF INVESTMENTS	November 30, 2016

	Shares	Value

COMMON STOCKS† – 0.3%
Midstream Oil – 0.3%
SemGroup Corp.	45,423	$1,637,499
Total Common Stocks
(Cost $1,495,893)		1,637,499

MASTER LIMITED PARTNERSHIPS† – 155.6%
Diversified Infrastructure – 42.6%
Energy Transfer Partners, LP1	1,834,977	64,444,393
Enbridge Energy Partners, LP1	2,038,990	50,363,053
MPLX, LP1	876,899	28,806,132
Tesoro Logistics, LP1	543,530	25,616,569
Enterprise Products Partners, LP1	816,369	21,168,448
Enbridge Energy Management LLC*,1,2	840,086	20,985,348
Total Diversified Infrastructure		211,383,943

Midstream Oil – 39.4%
Magellan Midstream Partners, LP1	774,827	53,656,769
Plains All American Pipeline, LP1	1,499,132	49,396,399
Buckeye Partners, LP1	613,026	39,442,093
Genesis Energy, LP1	551,775	19,279,019
Delek Logistics Partners, LP1	385,285	9,844,032
USD Partners, LP1	563,625	8,003,475
NGL Energy Partners, LP1	404,810	7,509,226
JP Energy Partners, LP	501,345	4,151,137
World Point Terminals, LP1	168,065	2,826,853
PBF Logistics, LP1	77,085	1,437,635
Total Midstream Oil		195,546,638

Midstream Natural Gas – 31.3%
Williams Partners, LP1	2,777,601	101,382,437
Tallgrass Energy Partners, LP1	514,995	24,122,366
Enable Midstream Partners, LP1	1,315,415	20,546,782
ONEOK Partners, LP1	232,060	9,700,108
Total Midstream Natural Gas		155,751,693

Gathering & Processing – 24.0%
DCP Midstream Partners, LP1	1,811,804	62,742,773
EnLink Midstream Partners, LP1	2,118,335	37,113,229
Summit Midstream Partners, LP1	789,021	17,713,521
Noble Midstream Partners, LP*,3	50,000	1,603,500
Total Gathering & Processing		119,173,023

See notes to financial statements.

14 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	November 30, 2016

	Shares	Value
MASTER LIMITED PARTNERSHIPS† – 155.6% (continued)
Marine Transportation – 9.9%
Teekay Offshore Partners, LP1	3,397,582	$18,584,773
KNOT Offshore Partners, LP1	612,535	13,353,263
Golar LNG Partners, LP1	392,360	8,741,781
Navios Maritime Midstream Partners, LP1	700,620	7,349,504
Teekay LNG Partners, LP1	80,000	1,228,000
Total Marine Transportation		49,257,321

Natural Gas Pipelines & Storage – 6.7%
TC PipeLines, LP1	626,740	33,311,231

Other Energy Infrastructure – 1.7%
Archrock Partners, LP1	523,595	8,346,104
Total Master Limited Partnerships
(Cost $460,744,367)		772,769,953

SHORT TERM INVESTMENTS† – 1.7%
Dreyfus Treasury Prime Cash Management Fund – Investor Shares, 0.01%[4]	8,488,237	8,488,237
Total Short Term Investments
(Cost $8,488,237)		8,488,237

	Face
	Amount	Value

TERM LOAN†† – 0.0%**
Clearwater Subordinated Note NR
4.75% due 12/31/20[5,6,7]	413,329	$4,133
Total Term Loan
(Cost $396,254)		4,133
Total Investments – 157.6%
(Cost $471,124,751)		$782,899,822
Other Assets & Liabilities, net – (57.6)%		(286,069,320)
Total Net Assets – 100.0%		$496,830,502

*	Non-income producing security.

**	Less than 0.05%

†	Value determined based on Level 1 inputs — See Note 4.

††	Value determined based on Level 3 inputs — See Note 4.

1
All or a portion of these securities have been physically segregated and pledged as collateral. As of November 30, 2016, the total amount segregated was $682,059,459, of which $682,059,459 is related to the outstanding line of credit.

2	While non-income producing, security makes regular in-kind distributions.

3	Represents a new issue security. Security has not made an initial distribution to shareholders.

4	Rate indicated is the 7-day yield as of November 30, 2016.

5	Security was fair valued by the Valuation Committee at November 30, 2016. The total market value of fair valued securities amounts to $4,133 (cost $396,254) or less than 0.05% of total net assets.

See notes to financial statements.

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT l 15

SCHEDULE OF INVESTMENTS continued	November 30, 2016

6
Security is restricted and may be resold only in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2016, restricted securities aggregate market value amount to $4,133 or less than 0.05% of net assets - see Note 10.

7	Company has filed for protection in federal bankruptcy court.

The following table summarizes inputs used to value the Fund’s investments at November 30, 2016 (See Note 4 in the Notes to Financial Statements):
		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets:
Common Stocks	$ 1,637,499	$ —	$ —	$ 1,637,499
Master Limited Partnerships	772,769,953	—	—	772,769,953
Short Term Investments	8,488,237	—	—	8,488,237
Term Loan	—	—	4,133	4,133
Total Assets	$ 782,895,689	$ —	$ 4,133	$ 782,899,822

Please refer to the detailed portfolio for a breakdown of investment type by industry category.
The following is a summary of the significant unobservable inputs used in the fair valuation of assets and liabilities categorized within the Level 3 of the fair value hierarchy:

	Ending Balance at	Valuation	Unobservable
Category	11/30/16	Technique	Inputs
Term Loan	$4,133	Cash flow model	Royalties on coal produced

Significant changes in royalties on coal produced would generally result in significant changes in the fair value of the security.
Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.
For the year ended November 30, 2016, there were no transfers between levels.
Summary of Fair Value of Level 3 Activity
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended November 30, 2016:

LEVEL 3 – Fair Value measurement using significant unobservable inputs
Assets:
Beginning Balance	$4,133
Purchases	—
Sales	—
Total change in unrealized gains or losses included in earnings	—
Transfers into Level 3	—
Transfers out of Level 3	—
Ending Balance	$4,133
Net change in unrealized appreciation (depreciation) for investments
in securities still held at November 30, 2016	$—

See notes to financial statements.

16 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES	November 30, 2016

ASSETS:
Investments in securities, at value (cost $471,124,751)	$782,899,822
Current tax receivable	3,331,099
Investments sold receivable	18,860,834
Prepaid expenses	9,101
Total assets	805,100,856
LIABILITIES:
Borrowings	183,000,000
Interest due on borrowings	19,404
Payable for:
Net deferred tax	99,887,975
Investments purchased	11,772,384
Due to Custodian	12,514,226
Investment advisory fees	546,916
Offering costs	261,803
Trustees’ fees and expenses*	3,607
Other fees and expenses	264,039
Total liabilities	308,270,354
Net Assets	$496,830,502
NET ASSETS CONSIST OF:
Common shares, $.01 par value per share; unlimited number of shares authorized,
33,651,772 shares issued and outstanding	336,518
Additional paid-in capital	239,026,454
Accumulated net investment loss, net of tax benefit (expense)	(67,976,557)
Accumulated net realized gain on investments, net of tax	134,520,997
Net unrealized appreciation on investments, net of tax	190,923,090
NET ASSETS	$496,830,502
Shares outstanding ($0.01 par value with unlimited amount authorized)	33,651,772
Net Asset Value	$14.76
* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
See notes to financial statements.

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT l 17

STATEMENT OF OPERATIONS	November 30, 2016
For the Period Ended November 30, 2016

INVESTMENT INCOME:
Distributions from master limited partnerships	$65,261,898
Less: Return of capital distributions	(56,990,747)
Less: Distributions classified as realized gains	(5,024,115)
Total investment income	3,247,036
EXPENSES:
Investment advisory fees	6,428,486
Interest expense	3,064,925
Professional fees	366,319
Trustees’ fees and expenses*	139,808
Administration fees	136,414
Fund accounting fees	119,429
Printing fees	83,368
Registration and filings	30,755
Insurance	26,119
Transfer agent fees	20,003
Custodian fees	18,323
Other fees	2,600
Total expenses	10,436,549
Advisory fees waived	(6,760)
Net expenses	10,429,789
Net investment loss before taxes	(7,182,753)
Deferred tax benefit (expense)	2,423,201
Net investment loss	(4,759,552)
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments before taxes	(28,526,276)
Deferred tax benefit (expense)	9,623,733
Net realized gain/(loss) on investments	(18,902,543)
Net change in unrealized appreciation (depreciation) on:
Investments before taxes	73,615,709
Deferred tax benefit (expense)	(24,835,276)
Net change in unrealized appreciation (depreciation) on investments	48,780,433
Net realized and unrealized gain on investments	29,877,890
Net Increase in Net Assets Resulting from Operations	$25,118,338
* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

18 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS	November 30, 2016

	For the	For the
	Year Ended	Year Ended
	November 30, 2016	November 30, 2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(4,759,552)	$(3,580,119)
Net realized gain (loss) on investments	(18,902,543)	17,289,492
Net change in unrealized appreciation (depreciation)
on investments	48,780,433	(324,832,538)
Net increase (decrease) in net assets resulting from operations	25,118,338	(311,123,165)
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
Return of capital – See Note 2(c)	(57,851,472)	(57,285,768)
SHAREHOLDER TRANSACTIONS:
Net proceeds from common shares issued through at-the-
market offerings	—	4,097,112
Shares issued through dividend reinvestment	1,171,729	1,102,379
Common share offering costs charged to paid-in capital	—	(24,957)
Net increase in net assets from share transactions	1,171,729	5,174,534
Net decrease in net assets	(31,561,405)	(363,234,399)
NET ASSETS:
Beginning of period	528,391,907	891,626,306
End of period	$496,830,502	$528,391,907
Accumulated net investment loss, net of tax benefit, at
end of year	$(67,976,557)	$(63,217,005)

See notes to financial statements.

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT l 19

STATEMENT OF CASH FLOWS	November 30, 2016
For the Year Ended November 30, 2016

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$25,118,338
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Provided by Operating Activities:
Net change in unrealized (appreciation) depreciation on investments before taxes	(73,615,709)
Net realized loss on investments before taxes	28,526,276
Purchases of long-term investments	(175,785,629)
Proceeds from sale of long-term investments	262,813,274
Net proceeds from sale of short-term investments	1,894,035
Return of capital distributions received from investee companies	56,990,747
Distributions classified as realized gains from investee companies	5,024,115
Decrease in current tax receivable	2,077,897
Increase in investments sold receivable	(18,240,532)
Decrease in prepaid expenses	10,030
Decrease in net deferred tax liability	(1,961,881)
Increase in payable due to custodian bank	12,514,226
Decrease in interest due on borrowings	(301,917)
Increase in investments purchased payable	11,772,384
Decrease in investment advisory fees payable	(55,108)
Decrease in fund accounting fees payable	(9,768)
Decrease in administration fees payable	(13,444)
Decrease in trustees’ fees and expenses payable	(5,938)
Decrease in offering costs payable	(79,394)
Increase in other fees and expenses payable	7,713
Net Cash Provided by Operating Activities	$136,679,715
Cash Flows From Financing Activities:
Distributions to common shareholders	(56,679,743)
Payments on borrowings	(99,000,000)
Proceeds from borrowings	19,000,000
Net Cash Used by Financing Activities	(136,679,743)
Net decrease in cash	(28)
Cash at Beginning of Period	28
Cash at End of Period	$—
Supplemental Disclosure of Cash Flow Information: Cash paid during the
period for interest	$3,366,842
Supplemental Disclosure of Cash Flow Information: Taxes paid during the period	$20,973,058
Supplemental Disclosure of Non Cash Financing Activity: Dividend reinvestment	$1,171,729
Supplemental Disclosure of Non Cash Financing Activity: In kind stock
dividends received during the period	$1,821,050

See notes to financial statements.

20 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT

FINANCIAL HIGHLIGHTS	November 30, 2016

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	November 30,	November 30,	November 30,	November 30,	November 30,
	2016	2015	2014	2013	2012
Per Share Data:
Net asset value, beginning of period	$15.74	$26.73	$24.60	$20.96	$20.17
Income from investment operations:
Net investment loss(a)(b)	(0.14)	(0.11)	(0.25)	(0.25)	(0.23)
Net gain (loss) on investments (realized and unrealized)(b)	0.88	(9.17)	4.06	5.54	2.53
Total from investment operations	0.74	(9.28)	3.81	5.29	2.30
Common shares' offering expenses charged to paid-in capital	(0.00)	(0.00)*	(0.00)*	(0.02)	(0.01)
Less distributions from:
Return of capital(c)	(1.72)	(1.71)	(1.68)	(1.63)	(1.50)
Net asset value, end of period	$14.76	$15.74	$26.73	$24.60	$20.96
Market value, end of period	$14.82	$13.76	$27.51	$25.11	$22.03

Total Return(d)
Net asset value	6.32%	-36.06%	15.61%	25.72%	11.69%
Market value	22.79%	-45.44%	16.58%	21.66%	8.93%
Ratios/Supplemental Data:
Net assets, end of period (thousands)	$496,831	$528,392	$891,626	$800,228	$570,127
Ratio of net expenses to average net assets:
Including current and deferred income tax	5.05%	(23.57)%	10.58%	13.09%	9.98%
Excluding current and deferred income tax(e)	2.27%	2.01%	1.79%	1.77%	1.99%
Ratios of net investment income (loss) to average net assets:
Excluding current and deferred income tax	(1.56)%	(0.78)%	(1.54)%	(1.63)%	(1.96)%
Including current and deferred income tax	(4.34)%	24.80%	(10.33)%	(12.95)%	(9.96)%
Portfolio turnover rate	24%	17%	8%	30%	18%

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT l 21

FINANCIAL HIGHLIGHTS continued	November 30, 2016

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	November 30,	November 30,	November 30,	November 30,	November 30,
	2016	2015	2014	2013	2012
Senior Indebtedness
Total borrowings outstanding (in thousands)	$183,000	$263,000	$290,000	$259,000	$190,000
Asset coverage per $1,000 of indebtedness(f)	$3,715	$3,009	$4,075	$4,090	$4,001

*	Less than $0.005.

(a)	Based on average shares outstanding during the period.

(b)
The character of dividends received for each period is based upon estimates made at the time the distribution was received. Any necessary adjustments are reflected in the following fiscal year when the actual character is known. See Note 2(b) of the Notes to Financial Statements for additional information.

(c)
For the years ended November 30, 2016, 2015, 2014, 2013 and 2012 approximately $0.00, $1.36, $1.23, $1.52 and $0.88 per common share represents qualified dividend income for federal income tax purposes, respectively. The remaining distributions represent return of capital for federal income tax purposes. For GAAP purposes, all of the distributions were considered return of capital. See Note 2(c) of the Notes to Financial Statements for additional information.

(d)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions.

(e)	Excluding current and deferred income taxes and interest expense, the net operating expense ratio for the years ended November 30 would be:

2016	2015	2014	2013	2012
1.60%	1.53%	1.42%	1.38%	1.49%

(f)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings) from the Fund’s total assets and dividing by the total borrowings.

See notes to financial statements.

22 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	November 30, 2016

Note 1 – Organization:
Fiduciary/Claymore MLP Opportunity Fund (the “Fund”) was organized as a Delaware statutory trust on October 4, 2004. The Fund is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.
The Fund’s investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The Fund has been structured to seek to provide an efficient vehicle through which its shareholders may invest in a portfolio of publicly traded securities of master limited partnerships (“MLPs”) and MLP affiliates. MLPs combine the tax benefits of limited partnerships with the liquidity of publicly traded securities. The Fund anticipates that a significant portion of the distributions received by the Fund from the MLPs in which it invests will be return of capital. While the Fund will generally seek to maximize the portion of the Fund’s distributions to Common Shareholders that will consist of return of capital, no assurance can be given in this regard. There can be no assurance that the Fund will achieve its investment objective.
Note 2 – Accounting Policies:
The Fund operates as an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.
The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.
(a) Valuation of Investments
The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities or other assets.
Valuations of the Fund’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed and will review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used by, and valuations provided by, the pricing services.
Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of U.S. business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT l 23

NOTES TO FINANCIAL STATEMENTS continued	November 30, 2016

represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security is valued at the mean of the most recent bid and ask prices on such day.
Investments for which market quotations are not readily available are fair valued as determined in good faith by Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”), subject to review by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information analysis.
Investment professionals from Advisory Research, Inc. (“ARI” or the “Sub-Adviser”) prepare preliminary valuations based on their evaluation of financial data, company specific developments, market valuations of comparable companies, market information and other factors. These preliminary valuations are reviewed by the Valuation Committee with subsequent deliberations until an appropriate price is determined for the Level 3 security.
(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date for financial reporting purposes. Realized gains and losses on investments are determined on the identified cost basis. Dividend income and return of capital distributions are recorded on the ex-dividend date. Return of capital distributions received by the Fund are recorded as a reduction to the cost basis for the specific security. Interest income including the amortization of premiums and accretion of discount is accrued daily.
The Fund records the character of dividends received from MLPs based on estimates made at the time such distributions are received. These estimates are based upon a historical review of information available from each MLP and other industry sources. The Fund’s characterization of the estimates may subsequently be revised based on information received from MLPs after their tax reporting periods conclude.
For the year ended November 30, 2016, the Fund estimated 87.3% of its distributions from MLPs as return of capital, 7.7% of its distributions from MLPs as realized gains and 5.0% of its distributions as investment income, which is reflected in the Statement of Operations.
(c) Distributions
The Fund intends to make quarterly distributions to shareholders. On a book basis, all realized capital gains, if any, net of applicable taxes, will be retained by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with GAAP which may differ from their ultimate characterization for federal income tax purposes. A distribution may be wholly or partially taxable to a shareholder if the Fund has current earnings and profits (as determined for U.S. federal income tax purposes) in the taxable year of the distribution, even if the Fund has an overall deficit in the Fund’s accumulated earnings and profits and/or net operating loss or capital loss carryforwards that reduce or eliminate corporate income taxes in that taxable year. The Fund is unable to make final determinations as to the tax character of

24 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	November 30, 2016

the distributions to shareholders until after the end of the calendar year. The Fund will inform shareholders of the final tax character of the distributions on IRS Form 1099 DIV. For the year ended November 30, 2016, 0% of the distributions were considered qualified dividend income and 100% were considered return of capital for federal income tax purposes.

The final tax character of the distributions were as follows:
	2016	2015
Dividend Income	$—	$44,549,715
Tax return of capital	57,851,472	12,736,053
Total	$57,851,472	$57,285,768

On a GAAP basis, the source of the Fund’s distributions to shareholders for the year ended November 30, 2016 was paid-in capital.
(d) Indemnifications
Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:
Pursuant to an Investment Advisory Agreement between the Fund and the Adviser, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services, oversees the activities of ARI, provides personnel including certain officers required for its administrative management and compensates the officers and trustees of the Fund who are affiliates of the Adviser. As compensation for these services, the Fund pays the Adviser a fee, payable monthly, in an amount equal to 1.00% of the Fund’s average daily managed assets.
Pursuant to a Sub-Advisory Agreement among the Fund, the Adviser and the Sub-Adviser, the Sub-Adviser under the supervision of the Fund’s Board and the Adviser, provides a continuous investment program for the Fund’s portfolio; provides investment research, makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of officers and trustees (if any) of the Fund who are ARI’s affiliates. As compensation for its services, the Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.50% of the Fund’s average daily managed assets.
For purposes of calculating the fees payable under the foregoing agreements, average daily managed assets means the average daily value of the Fund’s total assets minus the sum of its accrued liabilities. Total assets means all of the Fund’s assets and is not limited to its investment securities. Accrued liabilities means all of the Fund’s liabilities other than borrowings for investment purposes.

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT l 25

NOTES TO FINANCIAL STATEMENTS continued	November 30, 2016

Certain officers of the Fund are also officers, directors and/or employees of the Adviser or Sub-Adviser. The Fund does not compensate its officers who are officers, directors and/or employees of the aforementioned firms.
The Adviser and Sub-Adviser agreed to waive the advisory fees on all shares issued pursuant to the Fund’s shelf registration for the first three months those shares are outstanding and waive half the advisory fees on those shares for the next three months. Advisory fees of $6,760, of which $3,380 was waived by the Sub-Adviser, were waived for the year ended November 30, 2016. See Note 8 for additional information regarding offerings of shares pursuant to the Fund’s shelf registration statement.
On October 4, 2016, Rydex Fund Services, LLC (“RFS”) was purchased by MUFG Investor Services and as of that date RFS ceased to be an affiliate of the Adviser. In connection with its acquisition, RFS changed its name to MUFG Investor Services (US), LLC (“MUIS”). This change has no impact on the financial statements of the Fund.
MUIS acts as the Fund’s administrator and accounting agent. As administrator and accounting agent, MUIS is responsible for maintaining the books and records of the Fund’s securities and cash. The Bank of New York (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned services, MUIS and BNY are entitled to receive a monthly fee equal to an annual percentage of the Fund’s average daily managed assets subject to certain minimum monthly fees and out of pocket expenses.
Note 4 – Fair Value Measurement:
In accordance with GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:
Level 1 — quoted prices in active markets for identical assets or liabilities.
Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).
Level 3— significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.
The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.
Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined under the valuation policies that have been reviewed and approved by the Board. In any event, values are determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices

26 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	November 30, 2016

based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information and analysis.
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.
Note 5 – Federal Income Taxes:
The Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Accordingly, the Fund generally is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%). In addition, as a regular corporation, the Fund is subject to various state income taxes by reason of its investments in MLPs. As a limited partner in the MLPs, the Fund includes its allocable share of the MLP’s taxable income in computing its own taxable income. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The Fund may be subject to a 20% alternative minimum tax to the extent that it exceeds the Fund’s regular income tax liability. The amount which the Fund is required to pay U.S. corporate income tax or alternative minimum tax could materially reduce the Fund’s cash available to make distributions on Common Shares.
As of November 30, 2016, the cost of investments and accumulated unrealized appreciation/depreciation on investments for federal income tax purposes were as follows:

	Gross Tax	Gross	Net Tax
Cost of Investments	Unrealized	Tax Unrealized	Unrealized
for Tax Purposes	Appreciation	Depreciation	Appreciation
$471,489,243	$344,736,576	$(33,325,997)	$311,410,579

The Fund accrues deferred income taxes for its future tax liability or benefit associated with that portion of MLP distributions considered to be a tax-deferred return of capital as well as capital appreciation or depreciation of its investments. To the extent the Fund has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Fund based on the criterion established by ASC 740, Income Taxes, (“ASC 740”) that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future MLP cash distributions), the duration of statutory carryforward periods and the associated risk that operating loss carryforwards may expire unused.
The Fund may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund modifies its estimates or assumptions regarding the deferred tax liability.

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT l 27

NOTES TO FINANCIAL STATEMENTS continued	November 30, 2016

The Fund’s income tax provision consists of the following:

Current federal income tax expense	$(12,788,677)
Current state income tax expense	(1,961,547)
Deferred federal income tax benefit	1,123,813
Deferred state income tax benefit	838,069
Total current and deferred tax expense	$(12,788,342)

Total income tax expense differs from the amount computed by applying the federal statutory income tax rate of 35% to net investment income and realized and unrealized gains before taxes as follows:

		Rate
Application of statutory income tax rate	$13,267,338	35.00%
State income taxes	1,125,306	2.97%
Permanent differences and other	(1,604,302)	(4.23)%
Total	$12,788,342	33.74%

Permanent differences primarily represent the dividend received deduction and foreign tax credits.
Components of the Fund’s deferred tax assets and liabilities as of November 30, 2016, are as follows:

Deferred tax assets:
Deferred tax benefit on capital loss carryover and foreign tax credits	$18,350,313

Deferred tax liabilities:
Deferred tax on unrealized gain on investments and capital loss carryforward	$(118,238,288)
Net deferred tax liability	$(99,887,975)

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than-not threshold of being sustained by the applicable tax authority and would be recorded as tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).
Note 6 – Investments in Securities:
For the year ended November 30, 2016, the cost of purchases and proceeds from sales of investments, excluding short-term securities, were $175,785,629 and $262,813,274, respectively.
Note 7 – Borrowings:
On September 30, 2008, the Fund entered into a credit facility agreement with an approved counterparty. The interest on the amount borrowed is based on 3-month LIBOR plus 0.95%. Effective June 5, 2014, the maximum commitment under the credit facility agreement was increased to $325,000,000. As of November 30, 2016, the amount outstanding in connection with the Fund’s credit facility was $183,000,000. As of November 30, 2016, securities with a market value of $682,059,459 have been segregated and pledged as collateral for the credit facility.

28 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	November 30, 2016

The average daily amount of borrowings on the credit facility during the year ended November 30, 2016, was $182,284,153 with a related weighted average interest rate of 1.68%. The maximum amount outstanding during the year ended November 30, 2016, was $263,000,000.
Note 8 – Capital:
Common Shares
The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 33,651,772 issued and outstanding.

Transactions in common shares were as follows:
	Year Ended	Year Ended
	November 30, 2016	November 30, 2015
Beginning Shares	33,572,117	33,351,750
Shares issued through dividend reinvestment	79,655	44,362
Common shares issued through at-the-market offering	—	176,005
Common shares issued through overnight offering	—	—
Ending shares	33,651,772	33,572,117

On May 6, 2011, the Fund’s shelf registration allowing for delayed or continuous offering of additional shares became effective and on April 20, 2012 a post-effective amendment thereto became effective. The shelf registration statement allowed for the issuance of up to an additional $218,859,845 of common shares. On December 16, 2011, the Fund entered into an at-the-market offering sales agreement with the Adviser and Cantor Fitzgerald & Co. to offer and sell 10,165,343 common shares, from time to time, through Cantor Fitzgerald & Co. as agent for the Fund. On June 30, 2013, the Fund’s new shelf registration statement allowing for delayed or continuous offering of additional shares became effective and on April 7, 2014 and April 14, 2015 post-effective amendments there to became effective. The shelf registration statement allowed for the issuance of up to an additional $268,593,405 of common shares. On July 3, 2013, the Fund entered into an at-the-market offering sales agreement with the Adviser and Cantor Fitzgerald & Co. to offer and sell up to 4,408,676 common shares, from time to time, through Cantor Fitzgerald & Co. as agent for the Fund. Under these sales agreements, no shares were issued during the year ended November 30, 2016 and 176,005 shares were issued during the year ended November 30, 2015. The Adviser paid the costs associated with the offerings of shares and was reimbursed by the Fund up to 0.60% of the public offering price of each share sold under these offerings, not to exceed actual offering costs incurred. For the years ended November 30, 2016 and 2015, the Fund reimbursed the Adviser $79,394 and $24,957, respectively, for offering costs associated with these offerings, and will be responsible for additional offering costs in the future up to the 0.60% cap.
Note 9 – Concentration of Risk:
Because the Fund is focused in MLP entities in the energy, natural resources and real estate sectors of the economy, such concentration may present more risks than if the Fund were broadly diversified over numerous industries and sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have a larger impact on the Fund than on an investment company that does not concentrate in such sectors. At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag the performance of other sectors or the broader market as a whole.

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT l 29

NOTES TO FINANCIAL STATEMENTS continued	November 30, 2016

An investment in MLP units involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. As compared to common shareholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. There are certain tax risks associated with an investment in MLP units. Additionally, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of an MLP; for example, a conflict may arise as a result of incentive distribution payments.
Note 10 – Restricted Securities:
The Fund may invest up to 40% of its managed assets in unregistered or otherwise restricted securities. Restricted securities are securities that are unregistered, held by control persons of the issuer or are subject to contractual restrictions on resale. The Fund will typically acquire restricted securities in directly negotiated transactions. Restricted securities are fair valued in accordance with procedures established in good faith by management and approved by the Fund’s Board. As of November 30, 2016, the Fund held the following restricted securities:

							Price at
Date of			Current	Fair Market	% of Acquisition			11/30/16
Security	Acquisition	Shares/Par	Cost	Value	Net Assets		Date	Price
Clearwater Subordinate Note	09/29/2008	$359,812	$344,961	$3,598	0.00	%*	$100.00	$1.00
Clearwater Subordinate Note	01/09/2009	53,517	51,293	535	0.00	%*	$100.00	$1.00
Total			$396,254	$4,133	0.00	%*

* Amount is less than 0.05% of net assets.

Note 11 – Subsequent Event:
The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require disclosure in the Fund’s financial statements.

30 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	November 30, 2015

To the Board of Trustees and Shareholders of
Fiduciary/Claymore MLP Opportunity Fund
We have audited the accompanying statement of assets and liabilities of Fiduciary/Claymore MLP Opportunity Fund (the Fund), including the schedule of investments, as of November 30, 2016, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fiduciary/Claymore MLP Opportunity Fund at November 30, 2016, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.
McLean, Virginia
January 26, 2017

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT l 31

SUPPLEMENTAL INFORMATION (Unaudited)	November 30, 2016

Federal Income Tax Information
In January 2017, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2016.
Trustees
The Trustees of the Fiduciary/Claymore MLP Fund and their principal business occupations during the past five years:

Name,	Position(s)	Term of Office		Number of
Address*	Held	and Length		Portfolios in
and Year	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees
Independent Trustees:
Randall C.	Trustee	Since 2004	Current: Private Investor (2001-present).	98	Current: Trustee, Purpose
Barnes					Investments Funds (2014-
(1951)			Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-		present).
1997); President, Pizza Hut International (1991-1993); Senior Vice
President, Strategic Planning and New Business Development,
PepsiCo, Inc. (1987-1990).
Donald A. Chubb, Jr.	Trustee	Since 2014	Current: Business broker and manager of commercial real estate,	95	Current: Midland Care, Inc.
(1946)			Griffith & Blair, Inc. (1997-present).		(2011-present).
Jerry B. Farley	Trustee	Since 2014	Current: President, Washburn University (1997-present).	95	Current: Westar Energy, Inc.
(1946)					(2004-present); CoreFirst Bank &
Trust (2000-present).
Roman	Trustee and	Since 2011	Current: Founder and Managing Partner, Roman Friedrich &	95	Current: Zincore Metals, Inc.
Friedrich III	Chairman of		Company (1998-present).		(2009-present).
(1946)	the Contracts
	Review		Former: Senior Managing Director, MLV & Co. LLC (2010-2011).		Former: Axiom Gold and Silver
	Committee				Corp. (2011-2012).

32 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	November 30, 2016

Name,	Position(s)	Term of Office		Number of
Address*	Held	and Length		Portfolios in
and Year	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees
Independent Trustees continued:
Robert B.	Trustee and	Since 2004	Current: Consultant (1998-present).	95	Current: Peabody Energy Company
Karn III	Chairman of				(2003-present); GP Natural
(1942)	the Audit		Former: Arthur Andersen LLP (1965-1997) and Managing Partner,		Resource Partners, LLC
	Committee		Financial and Economic Consulting, St. Louis office (1987-1997).		(2002- present).
Ronald A.	Trustee and	Since 2004	Current: Partner, Momkus McCluskey Roberts, LLC (2016-present).	100	Current: Edward-Elmhurst Healthcare
Nyberg	Chairman of				System (2012-present).
(1953)	the		Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive
	Nominating		Vice President, General Counsel, and Corporate Secretary, Van
	and		Kampen Investments (1982-1999).
Governance
Committee
Maynard F.	Trustee	Since 2014	Current: Retired.	95	Current: Fort Hays State University Foundation (1999-present); Stormont- Vail Foundation (2013-present); University of Minnesota MHA Alumni Philanthropy Committee (2009- present).
Oliverius
(1943)			Former: President and CEO, Stormont-Vail HealthCare (1996-
2012).

Former: Topeka Community
Foundation (2009-2014).

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT l 33

SUPPLEMENTAL INFORMATION (Unaudited) continued	November 30, 2016

Name,	Position(s)	Term of Office		Number of
Address*	Held	and Length		Portfolios in
and Year	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees
Independent Trustees continued:
Ronald E.	Trustee and	Since 2004	Current: Portfolio Consultant (2010-present).	97	Former: Bennett Group of Funds
Toupin, Jr.	Chairman of				(2011-2013).
(1958)	the Board		Former: Vice President, Manager and Portfolio Manager, Nuveen
Asset Management (1998-1999); Vice President, Nuveen
Investment Advisory Corp. (1992-1999); Vice President and
Manager, Nuveen Unit Investment Trusts (1991-1999); and
Assistant Vice President and Portfolio Manager, Nuveen Unit
Investment Trusts (1988-1999), each of John Nuveen & Co., Inc.
(1982-1999).
Interested Trustee:
Donald C.	President,	Since 2012	Current: President and CEO, certain other funds in the Fund	230
Current: Clear Spring Life
Insurance Company (2015-
present); Guggenheim Partners
Investment Management
Holdings, LLC (2014-present);
Guggenheim Partners Japan, Ltd.
(2014-present); Delaware Life
(2013-present); Guggenheim Life
and Annuity Company (2011-
present); Paragon Life Insurance Company of
Indiana (2011-present).

Cacciapaglia***	Chief		Complex (2012-present); Vice Chairman, Guggenheim Investments
(1951)	Executive		(2010-present).
Officer and
	Trustee		Former: Chairman and CEO, Channel Capital Group, Inc. (2002-
2010).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.

**	Each Trustee serves an indefinite term, until his successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.

— Messrs. Barnes, Cacciapaglia and Chubb are Class I Trustees. Class I Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ended May 31, 2017.

— Messrs. Farley, Friedrich and Nyberg are Class II Trustees. Class II Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ended May 31, 2018.

— Messrs. Karn, Oliverius and Toupin are Class III Trustees. Class III Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ended May 31, 2019.

***	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of his position with the Adviser and/or the parent of the Adviser.

34 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	November 30, 2016

Officers
The Officers of the Fiduciary/Claymore MLP Fund, who are not Trustees, and their principal occupations during the past five years:

Name,	Position(s)
Address*	held	Term of Office
and Year	with the	and Length of
of Birth	Trust	Time Served**	Principal Occupations During Past Five Years
Officers:
William H. Belden, III (1965)	Vice President	Since 2014	Current: Vice President, certain other funds in the Fund Complex (2006-present); Managing Director, Guggenheim Funds Investment Advisors, LLC (2005-present).

Former: Vice President of Management, Northern Trust Global Investments (1999-2005).
Joanna M. Catalucci	Chief	Since 2012	Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Senior Managing Director,
(1966)	Compliance		Guggenheim Investments (2012-present). AML Officer, certain funds in the Fund Complex (2016-present).
Officer
Former: Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012); Senior Vice
President & Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).
James M. Howley	Assistant	Since 2006	Current: Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex
(1972)	Treasurer		(2006-present).

Former: Manager of Mutual Fund Administration, Van Kampen Investments, Inc. (1996-2004).
Keith Kemp	Assistant	Since 2016	Current: Managing Director of Transparent Value, LLC (April 2015-present); Managing Director of Guggenheim Investments
(1960)	Treasurer		(April 2015-present).

Former: Director, Transparent Value, LLC (2010-2015); Director, Guggenheim Investments (2010-2015); Chief Operating
Officer, Macquarie Capital Investment Management (2007-2009).

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT l 35

SUPPLEMENTAL INFORMATION (Unaudited) continued	November 30, 2016

Name,	Position(s)
Address*	held	Term of Office
and Year	with the	and Length of
of Birth	Trust	Time Served**	Principal Occupations During Past Five Years
Officers continued:
Amy J. Lee	Chief Legal	Since 2013	Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director,
(1961)	Officer		Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company
and Security Benefit Corporation (2004-2012).
Mark E. Mathiasen	Secretary	Since 2007	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments
(1978)			(2007-present).
Glenn McWhinnie	Assistant	Since 2016	Current: Vice President, Guggenheim Investments (2009-present).
(1969)	Treasurer
Former: Tax Compliance Manager, Ernst & Young LLP (1996-2009).
Michael P. Megaris	Assistant	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (April 2014-present); Vice President, Guggenheim
(1984)	Secretary		Investments (2012-present).

Former: J.D., University of Kansas School of Law (2009-2012).
Adam J. Nelson	Assistant	Since 2015	Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund
(1979)	Treasurer		Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund
Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).
Kimberly J. Scott	Assistant	Since 2012	Current: Vice President, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund
(1974)	Treasurer		Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund
Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual
Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

36 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	November 30, 2016

Name,	Position(s)
Address*	held	Term of Office
and Year	with the	and Length of
of Birth	Trust	Time Served**	Principal Occupations During Past Five Years
Officers continued:
Bryan Stone	Vice President	Since 2014	Current: Vice President, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments
(1979)			(2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).
John L. Sullivan	Chief	Since 2010	Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior
(1955)	Financial		Managing Director, Guggenheim Investments (2010-present).
Officer,
	Chief		Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010);
	Accounting		Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-
	Officer and		2004); CFO and Treasurer, Van Kampen Funds (1996-2004).
Treasurer

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.

**
Each officer serves an indefinite term, until his or her successor is duly elected and qualified. The date reflects the commencement date upon which the officer held any officer position with the Fund.

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT l 37

DIVIDEND REINVESTMENT PLAN (Unaudited)	November 30, 2016

Unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.
The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.
If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

38 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited) continued	November 30, 2016

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.
There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170: Attention: Shareholder Services Department, Phone Number: (866) 488-3559 or online at www.computershare.com/investor.

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT l 39

FUND INFORMATION continued	November 30, 2016

Board of Trustees	Investment Adviser
Randall C. Barnes	Guggenheim Funds Investment
Advisors, LLC
Donald C. Cacciapaglia*	Chicago, IL

Donald A. Chubb, Jr.	Investment Sub-Adviser
Advisory Research, Inc.
Jerry B. Farley	St. Louis, MO

Roman Friedrich III	Administrator and Accounting Agent
MUFG Investor Services (US), LLC
Robert B. Karn III	Rockville, MD

Ronald A. Nyberg	Custodian
The Bank of New York Mellon Corp.
Maynard F. Oliverius	New York, NY

Ronald E. Toupin, Jr.,	Legal Counsel
Chairman	Skadden, Arps, Slate, Meagher &
Flom LLP
* Trustee is an “interested person” (as defined	New York, NY
in section 2(a)(19) of the 1940 Act)
(“Interested Trustee”) of the Trust because of	Independent Registered Public
his position as the President and CEO of the	Accounting Firm
Investment Adviser and the Distributor.	Ernst & Young LLP
McLean, VA
Principal Executive Officers
Donald C. Cacciapaglia
President and Chief Executive Officer

Joanna M. Catalucci
Chief Compliance Officer

Amy J. Lee
Chief Legal Officer

Mark E. Mathiasen
Secretary

John L. Sullivan
Chief Financial Officer, Chief Accounting
Officer and Treasurer

40 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT

FUND INFORMATION continued	November 30, 2016

Privacy Principles of Fiduciary/Claymore MLP Opportunity Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.
Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).
The Fund restricts access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.
Questions concerning your shares of Fiduciary/Claymore MLP Opportunity Fund?
•	If your shares are held in a Brokerage Account, contact your Broker.
•
If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:
Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170; (866) 488-3559 or online at www.computershare.com/investor

This report is sent to shareholders of Fiduciary/Claymore MLP Opportunity Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 991-0091.
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 991-0091, by visiting the Fund’s website at guggenheiminvestments.com/fmo or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or at guggenheiminvestments.com/fmo. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.
Notice to Shareholders
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common stock in the open market or in private transactions.

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT l 41

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42 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT

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FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND ANNUAL REPORT l 43

ABOUT THE FUND MANAGERS

Advisory Research, Inc.
Advisory Research, Inc., a registered investment adviser, is a wholly-owned subsidiary of Piper Jaffray Companies. As of November 30, 2016, the MLP & Energy Infrastructure team (“MLP Team”) at Advisory Research, Inc. managed approximately $4.4 billion in MLP and energy infrastructure assets for open and closed end mutual funds, public and corporate pension plans, endowments and foundations and private wealth individuals.
Investment Philosophy
The MLP Team’s core philosophy is that investment decisions should always be guided by a disciplined, risk-aware strategy that seeks to add value in all market environments. This philosophy has served the MLP Team well as it has navigated through MLP cycles since 1995.
Their unique investment philosophy is multifaceted, utilizing macroeconomic analysis, disciplined security selection, cost-controlled trading procedures, continuous risk analysis and an unwavering focus on achieving shareholder objectives.
Investment Process
The MLP Team seeks to achieve the Fund’s investment objective by investing primarily in securities of MLP (Master Limited Partnership) entities that the MLP Team believes offer attractive distribution rates and capital appreciation potential. Energy and natural resources represent a substantial portion of the MLP entities. In seeking investments, the MLP Team looks for MLPs that offer a combination of quality, growth and yield; intended to produce superior total returns over the long run. In selecting individual positions, the manager employs the MLP Team top-down process which considers a combination of quantitative, qualitative and relative value factors. The MLP Team emphasizes rigorous proprietary analysis and valuation models constructed and maintained by its in-house investment analysts, while maintaining active dialogues with research analysts covering the MLP entities and an ongoing relationship with company management. In applying its selection criteria, the manager considers a company’s proven track record, business prospects, strong record of distribution or dividend growth, ratios of debt to cash flow, coverage ratios with respect to distributions to unit holders, distribution incentive structure and the composition and goals of the company management team.

Advisory Research, Inc.	Guggenheim Funds Distributors, LLC
8235 Forsyth Boulevard	227 West Monroe Street
Suite 700	Chicago, IL 60606
St. Louis, MO 63105	Member FINRA/SIPC
(01/17)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE
CEF-FMO-AR-1116

Item 2.  Code of Ethics.
(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
(b) No information need be disclosed pursuant to this paragraph.
(c) The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.
(d) The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.
(e) Not applicable.
(f)	(1) The registrant's Code of Ethics is attached hereto as Exhibit (a)(1).
(2) Not applicable.
(3) Not applicable.
Item 3.  Audit Committee Financial Expert.
The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Robert B. Karn, III and Dr. Jerry B. Farley.  Mr. Karn and Dr. Farley are each an “independent” Trustee as defined in this Item 3 of Form N-CSR. Mr. Karn qualifies as an audit committee financial expert by virtue of his experience obtained as a managing partner in a public accounting firm, which included an understanding of generally accepted accounting principals (“GAAP”) in connection with the accounting for estimates, accruals and reserves and also the review, audit and evaluation of financial statements using GAAP. Dr. Farley qualifies as an audit committee financial expert by virtue of his experience at educational institutions, where his business responsibilities have included all aspects of financial management and reporting.

 (Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.)

Item 4.  Principal Accountant Fees and Services.
(a) Audit Fees:  the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $48,901 and $47,460 for the fiscal years ending November 30, 2016, and November 30, 2015, respectively.
(b) Audit-Related Fees:  the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item, were $7,700 and $24,000 for the fiscal years ending November 30, 2016, and November 30, 2015, respectively.
The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant's last two fiscal years.

(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $124,100 and $116,300 for the fiscal years ending November 30, 2016, and November 30, 2015, respectively.

The registrant's principal accountant did not bill fees for tax services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant's last two fiscal years.

(d) All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs 4(a) through 4(c) of this Item were $0 and $0 for the fiscal years ending November 30, 2016, and November 30, 2015, respectively.

The registrant’s principal accountant did not bill fees for services not included in Items 4(a), (b) or (c) above that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.
(e) Audit Committee Pre-Approval Policies and Procedures.
(i) The  Audit Committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures: (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards. Sections V.B.2 and V.B.3 of the registrant’s Audit

Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.
V.B.2.Pre-approve any engagement of the independent auditors to provide any non-prohibited services, other than “prohibited non-audit services,” to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).
(a)	The categories of services to be reviewed and considered for pre-approval include the following (collectively, “Identified Services”):

    Audit Services
•	Annual financial statement audits
•	Seed audits (related to new product filings, as required)
•	SEC and regulatory filings and consents

Audit-Related Services
•	Accounting consultations
•	Fund merger/reorganization support services
•	Other accounting related matters
•	Agreed upon procedures reports
•	Attestation reports
•	Other internal control reports

Tax Services
•	Recurring tax services:
o	Preparation of Federal and state income tax returns, including extensions
o	Preparation of calculations of taxable income, including fiscal year tax designations
o	Preparation of annual Federal excise tax returns (if applicable)
o	Preparation of calendar year excise distribution calculations
o	Calculation of tax equalization on an as-needed basis
o	Preparation of the estimated excise distribution calculations on an as-needed basis
o	Preparation of quarterly Federal, state and local and franchise tax estimated tax payments on an as-needed basis
o	Preparation of state apportionment calculations to properly allocate Fund taxable income among the states for state tax filing purposes
o	Provision of tax compliance services in India for Funds with direct investments in India
o	Assistance with management’s identification of passive foreign investment companies (PFICs) for tax purposes
•	Permissible non-recurring tax services upon request:
o	Assistance with determining ownership changes which impact a Fund’s utilization of loss carryforwards
o	Assistance with calendar year shareholder reporting designations on Form 1099

o	Assistance with corporate actions and tax treatment of complex securities and structured products
o	Assistance with IRS ruling requests and calculation of deficiency dividends
o	Conduct training sessions for the Adviser’s internal tax resources
o	Assistance with Federal, state, local and international tax planning and advice regarding the tax consequences of proposed or actual transactions
o	Tax services related to amendments to Federal, state and local returns and sales and use tax compliance
o	RIC qualification reviews
o	Tax distribution analysis and planning
o	Tax authority examination services
o	Tax appeals support services
o	Tax accounting methods studies
o	Fund merger, reorganization and liquidation support services
o	Tax compliance, planning and advice services and related projects

(b)	The Committee has pre-approved Identified Services for which the estimated fees are less than $25,000.

(c)
For Identified Services with estimated fees of $25,000 or more, but less than $50,000, the Chair or any member of the Committee designated by the Chair is hereby authorized to pre-approve such services on behalf of the Committee.

(d)	For Identified Services with estimated fees of $50,000 or more, such services require pre-approval by the Committee.

(e)
All requests for Identified Services to be provided by the independent auditor that were pre-approved by the Committee shall be submitted to the Chief Accounting Officer (“CAO”) of the Trust by the independent auditor using the pre-approval request form attached as Appendix C to the Audit Committee Charter.  The Trust’s CAO will determine whether such services are included within the list of services that have received the general pre-approval of the Committee.

(f)
The independent auditors or the CAO of the Trust (or an officer of the Trust who reports to the CAO) shall report to the Committee at each of its regular quarterly meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Committee).  The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category of Identified Services under which pre-approval was obtained).

V.B.3. Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)
The Chair or any member of the Committee designated by the Chair may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Committee no later than the next Committee meeting.

(b)
For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee.

(ii)	None of the services described in each of Items 4(b) through Item 4(d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)	Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $124,100 and $154,885 for the fiscal years ending November 30, 2016 and November 30, 2015, respectively.
(h) Not applicable.
Item 5.  Audit Committee of Listed Registrants.
(a) The Audit Committee was established as a separately designated standing audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The Audit Committee of the registrant is composed of:  Randall C. Barnes, Roman Friedrich III, Robert B. Karn, III, Ronald A. Nyberg, Donald A. Chubb, Jerry B. Farley, Maynard F. Oliverius, and Ronald E. Toupin, Jr.

(b) Not applicable.
Item 6.  Schedule of Investments.
The Schedule of Investments is included as part of Item 1.
Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The registrant has delegated the voting of proxies relating to its voting securities to its investment sub-adviser, Advisory Research, Inc. (“ARI” or the "Sub-Adviser”).  The Proxy Voting Policies and Procedures of the Sub-Adviser (the “Proxy Voting Policies”) are included as Exhibit (c) hereto.
Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
(a) (1) James J. Cunnane, Jr. and Quinn T. Kiley are primarily responsible for the day-to-day management of the registrant’s portfolio.  The following provides information regarding the portfolio managers as of November 30, 2016:
Name	Since	Professional Experience
James J. Cunnane, Jr., CFA	2004
Mr. Cunnane is Managing Director and Chief Investment Officer of the Advisory Research MLP & Energy Infrastructure team (formerly FAMCO MLP).  He oversees the firm’s MLP and energy infrastructure product lines and chairs the Risk Management Committee.  He joined the MLP team in 1996 and currently serves as a portfolio manager for three closed-end mutual funds: the Fiduciary/Claymore MLP Opportunity Fund, the Nuveen Energy MLP Total Return Fund, and the Nuveen All Cap Energy MLP Opportunities Fund.  He also serves as a portfolio manager for three open-end mutual funds: the Advisory Research MLP & Energy Income Fund, the Advisory Research MLP & Energy Infrastructure Fund, and the Advisory Research MLP & Equity Fund.  Mr. Cunnane holds a B.S. in finance from Indiana University and is a Chartered Financial Analyst (CFA) charterholder.  He serves on the finance council and investment committee of the Archdiocese of St. Louis, the investment committee of Mercy Health, and on the Board of Directors of St. Patrick’s Center.

Quinn T. Kiley	2008
Mr. Kiley is Managing Director and Senior Portfolio Manager of the Advisory Research MLP & Energy Infrastructure team (formerly FAMCO MLP) and his responsibilities include portfolio management of various energy infrastructure assets and oversight of the energy infrastructure research process.   He joined the MLP team in 2005.  Mr. Kiley serves as a portfolio manager for three closed-end mutual funds: the Fiduciary/Claymore MLP Opportunity Fund, the Nuveen Energy MLP Total Return Fund, and the Nuveen All Cap MLP Opportunities Fund.  He also serves as a portfolio manager for three open-end mutual funds: the Advisory Research MLP & Energy Income Fund, the Advisory Research MLP & Energy Infrastructure Fund and the Advisory Research MLP &

Equity Fund.  Prior to joining the MLP team, Mr. Kiley served as Vice President of Corporate & Investment Banking at Banc of America Securities in New York. He was responsible for executing strategic advisory and financing transactions for clients in the Energy & Power sectors.  Mr. Kiley holds a B.S. with Honors in Geology from Washington & Lee University, a M.S. in Geology from the University of Montana, a Juris Doctorate from Indiana University School of Law, and a M.B.A. from the Kelley School of Business at Indiana University. Mr. Kiley has been admitted to the New York State Bar. He serves on the finance committee of Rossman School and The Magic House.

 (a) (2) (i-iii)  Other accounts managed.  The following summarizes information regarding each of the other accounts managed by the Portfolio Manager as of November 30, 2016:
Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance

James J. Cunnane, Jr.	Registered Investment Companies:	5	$2,269 mil	0	$0
	Other Pooled Investment Vehicles:	1	$2 mil	0	$0
	Other Accounts:	460	$1,378 mil	0	$0

Quinn T. Kiley	Registered Investment Companies:	5	$2,269 mil	0	$0
	Other Pooled Investment Vehicles:	1	$2 mil	0	$0
	Other Accounts:	460	$1,378 mil	0	$0

(a) (2) (iv)  Conflicts of Interest.
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:
The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. ARI seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager’s focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the registrant.
If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the MLP Team and the registrant have adopted procedures for allocating portfolio transactions across multiple accounts.  With respect to securities transactions for the funds, the MLP Team determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as other funds for which the MLP Team acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the MLP Team may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the registrant or other account(s) involved.
The MLP Team and the registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
 (a) (3)  Compensation Structure. The primary portfolio manager’s compensation consists of the following elements:
•	Base Salary. The primary portfolio managers are paid a base salary which is set at a level determined to be appropriate based upon the portfolio managers’ experience and responsibilities.
•
Annual Bonus. The portfolio managers’ annual bonuses are determined by the CEO of ARI pursuant to a specific company formula. The bonuses are not based on the performance of the registrant or other managed accounts.  The monies paid are directly derived from a “pool” created from the MLP Team’s earnings.  The bonus is payable in a combination of cash and restricted Piper Jaffray Companies stock.

•	The portfolio managers also participate in benefit plans and programs generally available to all employees.
(a) (4)  Securities ownership.  The following table discloses the dollar range of equity securities of the registrant beneficially owned by the Portfolio Managers as of November 30, 2016:
Name of Portfolio Manager	Dollar Range of Equity Securities in Registrant
James J. Cunnane, Jr.	$100,001-$500,000
Quinn T. Kiley	$100,001-$500,000

(b) Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
None.
Item 10.  Submission of Matters to a Vote of Security Holders.
The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

Item 11.  Controls and Procedures.
(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12.  Exhibits.
(a)(1)  Code of Ethics for Chief Executive and Senior Financial Officers.
(a)(2)  Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.
(a)(3)  Not applicable.
(b)      Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.
(c)      Advisory Research Inc. Proxy Voting Policy for the MLP & Energy Infrastructure Strategy.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Fiduciary/Claymore MLP Opportunity Fund
By:       /s/ Donald C. Cacciapaglia
Name:  Donald C. Cacciapaglia
Title:     President and Chief Executive Officer
Date:    February 3, 2017
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:       /s/ Donald C. Cacciapaglia         _
Name:  Donald C. Cacciapaglia
Title:     President and Chief Executive Officer
Date:    February 3, 2017
By:       /s/ John L. Sullivan
Name:  John L. Sullivan
Title:     Chief Financial Officer, Chief Accounting Officer and Treasurer
Date:    February 3, 2017